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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 8, 2000


                           ART TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       000-26679              04-3141918
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)



                      25 First Street, Cambridge, MA 02141
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 386-1000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On November 8, 2000, Art Technology Group, Inc. issued a press release, which is included as EXHIBIT 99.1 to this report, regarding its recent sale of accounts receivable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

    EXHIBIT NUMBER    DESCRIPTION
    99.1              Press Release of Art Technology Group, Inc., dated November 8, 2000.

Item 9.  Regulation FD Disclosure

         On November 8, 2000, Art Technology Group, Inc. held a conference call as described in the press release attached as EXHIBIT 99.1 to this report. During this conference call, Jeet Singh, the Chief Executive Officer of Art Technology, stated that "Our visibility and our momentum this quarter [the quarter ending December 31, 2000] remain very strong." In the context of discussing the quarter ending December 31, 2000, Mr. Singh further commented that Art Technology is "comfortable" with "earnings estimates by the analysts."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2000                     ART TECHNOLOGY GROUP, INC.


                                            By: /s/ Ann C. Brady
                                                ------------------------------
                                                Ann C. Brady
                                                Vice President, Finance
                                                and Chief Financial Officer


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                                  EXHIBIT INDEX


99.1   Press Release of Art Technology Group, Inc., dated November 8, 2000.